                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                     ---------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              SEPTEMBER 15, 1997



        The Money Store Business Loan Backed Certificates, Series 1997-I
 -------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)



New Jersey                   333-20817                       Applied For

State or other               (Commission                    (IRS Employer
jurisdiction of              File Number)                    ID Number)
incorporation)


                   2840 Morris Avenue, Union, New Jersey 07083
 ------------------------------------------------------------------------------
                    (Address of principal executive officer)


                         Registrant's Telephone Number,
                        including area code: 908-686-2000
                          -----------------------------


                                       n/a
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

              Item 5               Other Events
                                   ---------------------------------------------



          Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the September 15, 1997 Remittance Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       THE MONEY STORE INC.
                                       THE MONEY STORE INVESTMENT CORPORATION
                                       THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                       THE MONEY STORE OF NEW YORK INC.




                                       By: \S\ Harry Puglisi
                                       -----------------------------------------
                                       Name:  Harry Puglisi
                                       Title:  Treasurer



Dated:  September 30, 1997

                             SERVICER'S CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE SEPTEMBER 10, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                             631,274.69


2.  (A)  AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                 71,600,170.02

    (B)  AGGREGATE CLASS M CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  6,819,063.84

    (C)  AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                  6,819,063.84

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
             AS REPORTED IN THE PRIOR MONTH                                  85,238,297.70


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                             2

     (B)  DOLLARS                                                               201,393.33


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                             0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                          75,444.90


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                       634,777.63


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                    0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                            737.93


8.  DELINQUENCY AND FORECLOSURE INFORMATION
                            (SEE  EXHIBIT  K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                     0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                              0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                            381,867.60
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE  DATE  PLUS  INTEREST                                  0.00
             (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                (352.92)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                                     381,514.68

                                                                                                                          5.04649048

       (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                             38,925.60
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE  DATE  PLUS  INTEREST                                  0.00
             (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                 (36.08)
        ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                                                      38,889.52

                                                                                                                          5.40132222

       (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
              (i)   ACCRUED INTEREST                                             40,346.10
              (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                    REMITTANCE  DATE  PLUS  INTEREST                                  0.00
             (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT                 (37.26)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                                      40,308.84

                                                                                                                          5.59845000


      (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL              232,544.11
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
             (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                                        232,544.11

                                                                                                                          3.07598029

      (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               22,147.06
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
             (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                                                         22,147.06

                                                                                                                          3.07598056

       (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
              (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL               22,147.06
              (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
                    WARRANTY AND RECEIVED BY THE TRUSTEE                              0.00
             (iii)  SUBSTITUTION  ADJUSTMENTS                                         0.00
             (iv)   PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                   0.00
             (v)    AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                      0.00
             (vi)   RECALCULATED PRINCIPAL ADJUSTMENT                                 0.00
       TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                                         22,147.06

                                                                                                                          3.07598056



11.    (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
            AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                                                       0.00


       (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
            CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                                  0.00


       (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                                               0.00


       (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                                               0.00




12.    (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE               71,367,625.91
                                                                             944.01621574
       (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                6,796,916.78
                                                                             944.01621944
       (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
              DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                6,796,916.78
                                                                             944.01621944
       (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
               TO BE MADE ON THE REMITTANCE DATE                            84,961,459.47
                                                                             944.01621633

13.    (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                            256,283.10

       (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS             110,538.50

       (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)             0.00

       (D)  SPREAD ACCOUNT BALANCE                                                   0.00

       (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                     0.00

14.    (A)  WEIGHTED AVERAGE MATURITY                                             284.147

       (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                          10.554%


15.    (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                           24,058.07
       (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                     0.00
       (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                       4,261.92


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
       (A)  SECTION  5.04 (b)                                                        0.00

       (B)  SECTION  5.04 (c)                                                        0.00

       (C)  SECTION  5.04 (d)(ii)                                                6,473.24

       (D)  SECTION  5.04 (e)                                                        0.00

       (E)  SECTION  5.04 (f)                                                   28,506.57


17.    (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                       6.400%

       (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                       6.850%

       (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                       7.100%


18.    (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                   0.00

       (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                      0.00


19.    (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                        0.00


20.    (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
            LOANS PURCHASED DURING THE PRIOR DUE PERIOD                              0.00

       (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
            SUCH DUE PERIOD                                                          0.00


21.  OTHER INFORMATION AS REQUESTED

     I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE  MONEY  STORE  COMMERCIAL MORTGAGE INC.



                 By: \S\ Harry Puglisi
                 ----------------------------------

                           HARRY PUGLISI
                             TREASURER




                 By: \S\ Harry Puglisi
                 ----------------------------------

                           HARRY PUGLISI
                             TREASURER